                                                                     Exhibit 21

                                    CONECTIV


SUBSIDIARIES OF THE REGISTRANT
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


                                                                                        State of
Name of Company                                                                      Incorporation
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CONECTIV
     Atlantic City Electric Company                                                        NJ
     Atlantic Generation, Inc.                                                             NJ
         Binghamton General, Inc.                                                          DE
         Binghamton Limited, Inc.                                                          DE
         Pedrick General., Inc.                                                            NJ
         Vineland General, Inc.                                                            DE
         Vineland Limited, Inc.                                                            DE
     Atlantic Southern Properties, Inc.                                                    NJ
     Conectiv Communications, Inc.                                                         DE
     Conectiv Energy Holding Company                                                       DE
         Conectiv Energy Supply, Inc.                                                      DE
             Conectiv Operating Services Company                                           DE
         ACE REIT, Inc.                                                                    DE
             Conectiv Atlantic Generation, LLC                                             DE
         Conectiv Delmarva Generation, Inc.                                                DE
         Conectiv Mid Merit, Inc.                                                          DE
         Conectiv Bethlehem, Inc.                                                          DE
         Conectiv Pennsylvania Generation, Inc.                                            DE
     Conectiv Resource Partners, Inc.                                                      DE
     Conectiv Solutions, L.L.C.                                                            DE
         ATE Investments, Inc.                                                             NJ
             King Street Assurance Ltd.                                                 Bermuda
         Conectiv Thermal Systems, Inc.                                                    DE
             Atlantic Jersey Thermal Systems, Inc.                                         DE
              ATS Operating Services, Inc.                                                 DE
             Thermal Energy Limited Partnership                                            DE
     Delmarva Capital Investments, Inc.                                                    DE
         DCI I, Inc.                                                                       DE
         DCI II, Inc.                                                                      VI
         DCTC-Burney, Inc.                                                                 DE
     Delmarva Power & Light Company                                                        DE
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